The UBS Funds - UBS Global Allocation Fund

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
No

The UBS Funds - UBS Global Sustainable Equity Fund (Formerly, UBS International Equity Fund)

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
No

The UBS Funds - UBS U.S. Large Cap Equity Fund

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
No

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
No

The UBS Funds - UBS Core Plus Bond Fund (formerly, UBS U.S. Bond Fund)

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
No

The UBS Funds - UBS U.S. Small Cap Growth Fund

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
Yes

The UBS Funds - UBS U.S. Equity Opportunity Fund (formerly,
UBS U.S. Large Cap Value Equity Fund)

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
No

The UBS Funds - UBS Dynamic Alpha Fund

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
Yes

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
Yes

The UBS Funds - UBS U.S. Defensive Equity Fund (Formerly, UBS U.S. Equity Alpha Fund)

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
Yes

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
Yes

The UBS Funds - UBS Asset Growth Fund
(Formerly, UBS Global Frontier Fund)

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
Yes

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
No

The UBS Funds - UBS Emerging Markets Equity Fund

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
Yes

The UBS Funds - UBS Emerging Markets Debt Fund

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
No

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
No

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
No

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
No

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
Yes

The UBS Funds - UBS Equity Long-Short Multi-Strategy Fund (formerly, UBS Market Neutral Multi-Strategy Fund)

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
yes

The UBS Funds - UBS Fixed Income Opportunities Fund

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
Yes

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
No

The UBS Funds - UBS Multi-Asset Income Fund

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
          Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
Yes

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
Yes

(m)
Currency exchange transactions
Yes

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
No

The UBS Funds - UBS Municipal Bond Fund

INVESTMENT PRACTICES    This page being filed for series.  0

70

ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)

(a)
Writing or investing in repurchase agreements
Yes

(b)
Writing or investment in options on equities
Yes

(c)
Writing or investing in options on debt securities
Yes

(d)
Writing or investing in options on stock indices
          Yes

(e)
Writing or investing in interest rate futures
Yes

(f)
Writing or investing in stock index futures
Yes

(g)
Writing or investing in options on futures
Yes

(h)
Writing or investing in options on stock index futures
Yes

(i)
Writing or investing in other commodity futures
No

(j)
Investments in restricted securities
Yes

(k)
Investments in shares of other investment companies
Yes

(l)
Investments in securities of foreign issuers
No

(m)
Currency exchange transactions
No

(n)
Loaning portfolio securities
Yes

(o)
Borrowing of money
Yes

(p)
Purchases/sales by certain exempted affiliated persons
Yes

(q)
Margin purchases
No

(r)
Short selling
No